UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-21432

REAVES UTILITY INCOME FUND
(Exact name of registrant as specified in charter)

1625 Broadway, Suite 2200, Denver, Colorado		80202
(Address of principal executive offices)		(Zip code)

Tane Tyler Reaves Utility Income Fund 1625 Broadway, Suite 2200 Denver, Colorado 80202
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(303) 623-2577

Date of fiscal year end:	October 31

Date of reporting period:	January 31, 2007

Item 1 – Schedule of Investments.

REAVES UTILITY INCOME FUND

QUARTERLY STATEMENT OF INVESTMENTS

January 31, 2007  (UNAUDITED)

	Shares	Value
COMMON STOCKS 125.81%

Consumer Staples 10.95%
Altria Group, Inc.	530,300	$46,342,917
Reynolds American, Inc.	166,400	10,732,800
UST, Inc.	180,000	10,339,200
		67,414,917
Electric 54.26%
Ameren Corp.	715,000	37,973,650
American Electric Power Co., Inc	100,000	4,353,000
Consolidated Edison, Inc.	242,000	11,683,760
Duke Energy Corp.	2,105,000	41,447,450
Enel S.P.A - ADR	309,500	16,511,825
Exelon Corp.	425,000	25,495,750
Great Plains Energy, Inc.	1,610,000	50,441,300
ITC Holdings Corp.	99,650	4,334,775
National Grid PLC - ADR	10,000	756,100
National Grid PLC	450,000	6,790,051
Pinnacle West Capital Corp.	73,000	3,561,670
PNM Resources, Inc.	145,200	4,425,696
PPL Corp.	854,000	30,402,400
Public Service Enterprise Group, Inc.	411,800	27,602,954
TECO Energy, Inc.	1,089,400	18,476,224
TransAlta Corp.	205,000	4,307,050
TransAlta Corp.	150,000	3,153,467
WPS Resources Corp.	610,500	32,387,025
Xcel Energy, Inc.	420,000	9,798,600
		333,902,747
Energy 6.22%
BP Amoco PLC - ADR	85,000	5,398,350
ConocoPhillips	36,000	2,390,760
Diamond Offshore Drilling	35,000	2,955,400
Eni S.P.A - ADR	70,000	4,512,900
Halliburton Co.	381,600	11,272,464
Occidental Petroleum	45,000	2,086,200
Petrochina LTD - ADR	10,000	1,233,300
Todco *	100,000	3,463,000
Transocean, Inc. *	64,000	4,951,680
		38,264,054
Financials 0.55%
Bank of America Corp.	20,000	1,051,600
Lloyd TSB Group PLC - ADR	50,000	2,319,500
		3,371,100
Gas 16.18%
AGL Resources, Inc.	30,000	1,179,000
Copano Energy LLC	10,000	641,400
Equitable Resources, Inc.	214,000	9,255,500
ONEOK, Inc.	734,300	31,508,813
Sempra Energy	289,700	16,622,986
South Jersey Industries, Inc.	62,800	2,074,912
Spectra Energy Corp. *	1,052,500	27,491,300
Vectren Corp.	385,000	10,826,200
		99,600,111
Pharmaceuticals 0.79%
Merck & Co. Inc	20,000	895,000
Pfizer, Inc.	150,000	3,936,000
		4,831,000

Real Estate Investment Trusts (REITS) 0.41%
Boston Properties, Inc.	20,000	2,521,800

Telephone 35.95%
AT&T Corp.	2,255,965	84,891,963
BCE, Inc.	1,067,000	28,019,420
Citizens Communications Co.	2,960,000	43,393,600
Deutsche Telekom AG - ADR	150,000	2,641,500
Embarq Corp.	154,000	8,548,540
Sprint Nextel Corp.	172,000	3,066,760
Telecom Corp. of New Zealand - ADR	643,500	17,683,380
Telecom Italia S.P.A. - ADR	5,000	148,600
Verizon Communications	172,000	6,625,440
Vodafone Group PLC - ADR	106,750	3,137,382
Windstream Corp.	1,552,926	23,107,539
		221,264,124
Water 0.50%
United Utilities PLC - ADR	103,000	3,086,910

TOTAL COMMON STOCKS (Cost $613,015,549)		774,256,763

PREFERRED STOCKS 5.48%
Electric 3.26%
AES Trust III, 6.75%, 10/15/29	133,100	6,360,849
BGE Capital Trust II, 6.20%, 10/15/43	183,500	4,548,965
Entergy Gulf States, Inc., Series A, 7.00%, 09/15/13 (a)	3,140	318,121
Entergy Mississippi, Inc., 4.56%	3,520	275,440
Georgia Power Capital Trust V, 7.125%, 03/31/42	141,400	3,561,866
Great Plains Energy, Inc., 8.00%, 02/16/07	50,000	1,240,000
PSEG Funding Trust II, 8.75%, 12/31/32	90,100	2,329,986
Public Service Co. of New Mexico, Series 1965, 4.58%	11,667	910,391
Southern Cal Edison, 4.32%	24,300	507,870
		20,053,488
Financials 2.12%
GMAC, 7.375%, 12/16/44	50,000	1,212,500
Merrill Lynch & Co., 6.02% (a)	455,000	11,830,000
		13,042,500

Media 0.10%
Comcast Corp., 7.00%	25,000	642,000

TOTAL PREFERRED STOCKS (Cost $33,275,133)		33,737,988

LIMITED PARTNERSHIPS 1.14%
ONEOK Partners LP	110,000	7,001,500

TOTAL LIMITED PARTNERSHIPS (Cost $5,657,923)		7,001,500

	Bond Rating
Due Date	Moody/ S&P	Coupon Rate	Principal Amount
CORPORATE BONDS 4.98%
Electric 3.74%
Calpine Generating Co. (b)
04/01/2011, 11.50%	WR/D	11.50%	22,000,000	22,990,000
Gas 0.08%
Copano Energy LLC (b)
03/01/2016, 8.125%	B2/B	8.125%	500,000	517,500
Telephone 1.16%
US West Communications
06/15/2023, 7.50%	Ba1/BB+	7.50%	7,000,000	7,140,000

TOTAL CORPORATE BONDS (Cost $28,708,171)				30,647,500

	Shares
MUTUAL FUNDS 1.12%
Goldman Financial Square Money Market Fund	1,995,889	1,995,889
Goldman Sachs Financial Square Prime Obligations Fund	1,483,123	1,483,123
Loomis Sayles Institutional High Income Fund	424,929	3,446,176
		6,925,188
TOTAL MUTUAL FUNDS (Cost $6,479,012)		6,925,188

U.S. GOVERNMENT & AGENCY OBLIGATIONS 0.16%
United States T-Bill, maturity 4/5/07	1,000,000	991,302

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $991,512)		991,302

Total Investments 138.69% (Cost $688,127,300)		853,560,241

Other Assets in Excess of Liabilities 0.35%		2,170,743

Liquidation Preference of Auction Market Preferred Shares: (39.04)%
Series M7, F7, W28 (including dividends payable on preferred shares)		(240,299,767)

NET ASSETS - 100.00%		$615,431,217

	Expiration Date	Exercise Price	Number of Contracts

PUT OPTIONS WRITTEN

Diamond Offshore Drilling, Inc. *	March, 2007	75.00	100	$(21,250)

TOTAL PUT OPTIONS WRITTEN (Premiums received $52,698)				$(21,250)

*                                         Non Income Producing Security

(a)                                  Floating or variable rate security - rate disclosed as of January 31, 2007. Maturity date represents the next reset date.

(b)                                 Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At January 31, 2007, these securities amount to a value of $23,507,500 or 3.82% of net assets.

ADR                     American Depositary Receipt

Ratings:

Moody’s and S&P’s ratings are believed to be the most recent as of January 31, 2007.

Income Tax Information:

Net unrealized appreciation/depreciation of investments based on federal tax cost were as follows:

As of January 31, 2007
Gross appreciation (excess of value over tax cost)	$168,655,631
Gross depreciation (excess of tax cost over value)	(3,672,592)
Net unrealized appreciation	164,983,039
Cost of investments for income tax purposes	$688,577,202

See Notes to Quarterly Statement of Investments

NOTES TO QUARTERLY STATEMENT OF INVESTMENTS (Unaudited)

1. Significant Accounting and Operating Policies

Reaves Utility Income Fund is a closed-end management investment company (the “Fund”) that was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated September 15, 2003. The Fund is a non-diversified series with an investment objective to provide a high level of after-tax income and total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest. The Fund commenced operations on February 24, 2004. The Fund’s common shares are listed on the American Stock Exchange and trade under the ticker symbol “UTG.”

The Fund may have elements of risk, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

The following summarizes the significant accounting policies of the Fund.

Security Valuation:  The net asset value per Share of the Fund is determined no less frequently than daily, on each day that the American Stock Exchange (the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Securities held by the fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Over-the-counter securities traded on NASDAQ are valued based upon the NASDAQ Official Closing Price. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or pricing services at the mean between the latest available bid and asked prices. As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities. Short-term obligations maturing within 60 days are valued at amortized cost which approximates market value. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Securities for which there is no such quotation or valuation and all other assets are valued at fair value in good faith by or at the direction of the Trustees. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors may include, but are not limited to, the type and cost of the security; the fundamental analytical data relating to the investment; an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; information as to any transactions or offers with respect to the security; price, yield and the extent of public or private trading in similar securities of the issuer or comparable companies. The valuation assigned to fair-valued securities for purposes of calculating the Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other funds to calculate their NAVs.

Foreign Securities:  The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Options:  In order to hedge against adverse market shifts, the Fund may utilize up to 5% of its total assets to purchase put and call options on securities. When a Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund’s Statement of Assets and Liabilities, which is included in the Annual and Semi-Annual reports to shareholders, as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid.

In addition, the Fund may seek to increase its income or may hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options. When a Fund writes a put or call option, an amount equal to the premium received is included in the Statement of Assets and Liabilities, which is included in the Annual and Semi-Annual reports to shareholders, as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, a Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing securities.

The Fund may utilize up to 5% of its total assets to purchase put and call options on domestic stock indices to hedge against risks of market-wide price movements affecting its assets. In addition, the Fund may write covered put and call options on stock indices. Because no underlying security can be delivered, however, the option represents the holder’s right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date

Written option activity as of January 31, 2007 was as follows:

CALL OPTIONS WRITTEN
	Number of	Amount of
	Contracts	Premiums_
Options outstanding as of October 31, 2006	—	—
Positions opened	340	$68,678
Options expired	—	—
Options closed	(340)	(68,678)

Outstanding, January 31, 2007	—	$—

Market Value, January 31, 2007		$—

	PUT OPTIONS WRITTEN
	Number of	Amount of
	Contracts	Premiums_
Options outstanding as of October 31, 2006	—	—
Positions opened	100	$52,698
Options expired	—	—
Options closed	—	—

Outstanding, January 31, 2007	100	$52,698
Market Value, January 31, 2007		$(21,250)

Securities Transactions and Investment Income:  Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the First In First Out basis for both financial reporting and income tax purposes.

2. Other

Calpine Corp. is currently undergoing bankruptcy proceedings. As of January 31, 2007, the Fund holds a corporate note for Calpine Generating Co., maturing April 2011 with a coupon rate of 11.50%. This is a secured position and as such the Fair Value Committee determined there is no uncertainty surrounding the collectibility of interest due on the note at this time.

Item 2 – Controls and Procedures.

(a)                                  The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)                                 There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3 – Exhibits.

Separate certifications for the registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REAVES UTILITY INCOME FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President (principal executive
officer)

Date:	March 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Edmund J. Burke
Edmund J. Burke
President (principal
executive officer)

Date:	March 29, 2007

By:	/s/ Jeremy O. May
Jeremy O. May
Treasurer (principal financial
officer)

Date:	March 29, 2007